Filed pursuant to Rule 497

File Nos. 333-89822 and 811-21114

PROSHARES TRUST

Supplement dated January 2, 2014

to the Statement of Additional Information dated October 1, 2013, as previously supplemented (the “SAI”)

Effective immediately, the SAI is revised as follows:

1.	In the SAI, the first row of the table in the section entitled “Management of ProShares Trust - Officers” is replaced in its entirety with the following:

Todd B. Johnson Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor (December 2008 to present); ProFund Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present).

Please retain this Supplement for future reference.